DSLA Mortgage Pass-Through Certificates

Series 2004-AR4

Preliminary Marketing Materials

$528,109,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: November 29, 2004

DSLA Mortgage Pass-Through Certificates

Series 2004-AR4

$528,109,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal/ Notional Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P
1A-1A	$447,156,000	Not Marketed Hereby		Floating Rate (3)	Super Senior	Aaa/AAA
2A-1A	$404,177,000	3.83 / 4.00	1-150 / 1-479	Floating Rate (4)	Super Senior	Aaa/AAA
2A-1B	$123,932,000	3.83 / 4.00	1-150 / 1-479	Floating Rate (4)	Senior Mezz	Aaa/AAA
B-1	$24,249,000			Floating Rate (7)	Subordinate	Aa2/AA
B-2	$18,977,000			Floating Rate (7)	Subordinate	A2/A
B-3	$13,706,000			Floating Rate (7)	Subordinate	Baa2/BBB
X-1	Notional			Floating Rate (5)	Senior/NAS IO	Aaa/AAA
X-2	Notional			Floating Rate (6)	Senior/WAC IO	Aaa/AAA
R	$100	Not Marketed Hereby			Senior/Residual	Aaa/AAA
B-4	$6,325,000	Privately Offered Certificates			Subordinate	Ba2/BB
B-5	$12,651,000				Subordinate	NR/B
B-6	$3,167,299				Subordinate	NR/NR
Total:	$1,054,340,399

(1)

Distributions on the Class 1A-1A and Class R Certificates will be derived primarily from the Group 1 Mortgage Loans (as described herein).  Distributions on the Class 2A-1A and Class 2A-1B Certificates will be derived primarily from the Group 2 Mortgage Loans (as described herein).  Distributions on the Class X-1, Class X-2 and Subordinate Certificates will be derived primarily from all the Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 1A-1A, Class 2A-1A and Class 2A-1B Certificates are shown to the Optional Call Date (as described herein) and to Maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1A-1A Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles  after the first possible Optional Call Date) (ii) the related Net WAC Cap and (iii) 10.50%.

(4)

On each Distribution Date the Certificate Interest Rate for the Class 2A-1A and Class 2A-1B Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles  after the first possible Optional Call Date) (ii) the related Net WAC Cap and (iii) 11.00%.

(5)

The notional balance of the Class X-1 Certificates shall at all times equal the sum of the notional balances of its two components: the X-A1 Component and the X-1A2 Component.  For any Distribution Date prior to the Distribution Date in [ ] , the component notional balance of the X-1A1 Component shall equal the lesser of  (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class 1A-1A Certificates immediately prior to such Distribution Date.  For any Distribution Date prior to the Distribution Date in [ ], the component notional balance of the X-1A2 Component shall equal the lesser of (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class 2A-1A and Class 2A-1B Certificates immediately prior to such Distribution Date.  Beginning on the Distribution Date in [ ], the notional balance of the Class X-1 Certificates Date will be equal to zero.  The Certificate Interest Rate for the Class X-1 Certificates will be equal to [__]%.  Principal will not be distributed on the Class X-1 Certificates.

(6)

The Class X-2 Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) interest accrued on the certificates (other than the Class X-2 Certificates) during the related accrual period and (b) 12 divided by the aggregate principal balance of the Mortgage Loans.  The principal only components of the Class X-2 Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class  Certificates, as described herein.

(7)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which multiples by 1.5  after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicer:

Downey Savings and Loan Association, F.A.

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

Deutsche Bank National Trust Company.

Originator:

Downey Savings and Loan Association, F.A.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates as specified on the prior page.  The Class B-6 Certificates will not be rated.

Cut-off Date:

December 1, 2004.

Expected Pricing Date:

December [ ], 2004.

Closing Date:

On or about December 30, 2004.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in January 2005.

Servicing Fee:

0.375% per annum of the principal balance of each Mortgage Loans.

Certificates:

The “Senior Certificates” will consist of the Class 1A-1A and Class 2A-1A, Class 2A-1B Certificates (the “Class A Certificates”), Class X-1 and Class X-2 Certificates (the “Class X Certificates”) and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by the investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for the Offered Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Class A, Class X-2 and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of November 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $1,054,340,399 (the “Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years, with an aggregate principal balance of approximately $483,411,658.  The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years with an aggregate principal balance of approximately $570,928,741.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).  After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.   As of the Cut-off Date none of the Mortgage Loans are in the initial fixed rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (110%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Credit Enhancement for the Certificates will consist of Senior/subordinate, shifting interest structure (the credit enhancement information shown below is subject to final rating agency approval):

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [7.50]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after December 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and the principal only components of the Class X-2 Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

January 2005 – December 2014

0% Pro Rata Share

January 2015 – December 2015

30% Pro Rata Share

January 2016 – December 2016

40% Pro Rata Share

January 2017 – December 2017

60% Pro Rata Share

January 2018 – December 2018

80% Pro Rata Share

January 2019 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, the principal only components of the Class X-2 Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in January 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in January 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and the principal only components of the Class X-2 Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Class A and the principal only components of the Class X-2 Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net Maximum Rate

Cap:

The “Net Maximum Rate Cap” for the Senior Certificates is equal to the weighted average of the Net Maximum Rate Caps of the related Mortgage Loans, in each case adjusted for the related accrual period.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the weighted average of the Net Maximum Rate Caps of the Mortgage Loans weighted based on component principal balance, in each case adjusted for the related accrual period.

Net WAC Cap:

The “Net WAC Cap” for the Class 1A-1A Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans on the first day of the month prior to such Distribution Date, less (y) the sum of (i) the product of the (a) Certificate Interest Rate for the X-1 Certificates multiplied by (b) a fraction equal to (x) the notional balance of the group 1 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (y) the aggregate principal balance of the Class 1A-1A Certificates immediately prior to such Distribution Date, and (ii) the insurance premium rate for such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Class 2A-1A and Class 2A-1B Certificates equal to (x) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans on the first day of the month prior to such Distribution Date less (y) the Certificate Interest Rate of the Class X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 2A-1A and Class 2A-1B Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, in each case weighted by the related Group Subordinate Amount, in each case adjusted for the related interest accrual period.

The “Group Subordinate Amount” for either of the Group 1 or Group 2 Mortgage Loans and any Distribution Date is the excess of (i) the aggregate principal balance of the Mortgage Loans in such Group on the first day of the month preceding such Distribution Date, over (ii) the sum of (a) aggregate principal balance of the Class A Certificates related to such Group immediately prior to such Distribution Date, and (b) the aggregate principal balance of the principal only components of the Class X-2 Certificates related to such Group immediately prior to such Distribution Date.

Carryover Shortfall

Amount:

If on any Distribution Date, one month LIBOR plus the related margin for the Subordinate Certificates is greater than or equal to the related Net WAC Cap, then such Class or Classes will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the related Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, for each Class the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class 1A-1A, Class 2A-1A and Class 2A-1B Certificates will be paid first (pro-rata, if applicable) from payments made pursuant to the related Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-2 Certificates).  Carryover Shortfall Amounts will be paid to holders of the Class B-1, Class B-2 and Class B-3 Certificates, sequentially, in that order, to the extent of any remaining Class X-2 interest.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1A-1A Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 2A-1A, Class 2A-1B Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date and (B) weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (II) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Rate Cap” for the Class X-2 Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the Subordinate Certificates (other than the Class X-1 and Class X-2 Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:

The “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments and (b) zero.  The amount of current interest on the Certificates will be reduced by the Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1A-1A Certificates and the group 1 principal only component of the Class X-2 Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 1A-1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2A-1B Certificates until its class principal balance has been reduced to zero.

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2A-1A, Class 2A-1B Certificates and the group 2 principal only component of the Class X-2 Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 2A-1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2A-1B Certificates until its class principal balance has been reduced to zero.

Yield Maintenance

Agreements:

On the Closing Date, the Trustee will enter into a series of “Yield Maintenance Agreements”, or “YMAs”, with a counterparty (the “Counterparty”) for the benefit of each of (i) the Class 1A-1A and (ii) Class 2A-1A, Class 2A-1B Certificates.  The notional balance of each Yield Maintenance Agreement and the related strike rates are in the tables below.  The notional balance of the YMAs for (i) the Class 1A-1A and (ii) the Class 2A-1A and Class 2A-1B Certificates are subject to a maximum equal to (i) the aggregate principal balance of the Class 1A-1A and (ii) the Class 2A-1A and Class 2A-1B Certificates.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate.  For each YMA, such payments will be capped at its maximum amount when one-month LIBOR equals or exceeds [10.50]% in the case of the Class 1A-1A Certificates and [11.00]% in the case of the Class 2A-1A and Class 2A-1B Certificates.  The Yield Maintenance Agreements will terminate after the Distribution Date in [May 2018].  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the related Class 1A-1A, Class 2A-1A and Class 2A-1B Certificates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance Agreement Schedule and Strike Rates
For Class 2A-1A and Class 2A-1B Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	42	247,266,417	9.85929	83	112,165,464	10.25632	124	50,673,917	10.25691
2	516,890,514	9.30607	43	241,824,821	10.59781	84	110,028,551	10.59821	125	49,692,614	10.59882
3	509,165,906	10.32818	44	236,485,141	10.25595	85	107,931,674	10.25634	126	48,729,841	10.25694
4	501,559,206	9.35086	45	232,026,243	10.25596	86	105,874,089	10.25636	127	47,785,253	10.59886
5	494,068,473	9.68505	46	227,650,459	10.59783	87	103,855,065	10.96370	128	46,858,510	10.25698
6	486,691,798	9.39400	47	223,356,247	10.25598	88	101,873,885	10.25638	129	45,949,279	10.25700
7	479,427,305	9.72880	48	219,142,095	10.59785	89	99,929,846	10.59827	130	45,057,234	10.59891
8	472,273,151	9.43556	49	215,006,521	10.25599	90	98,022,259	10.25640	131	44,182,054	10.25703
9	465,227,527	9.45576	50	210,948,066	10.25600	91	96,150,445	10.59830	132	43,323,423	10.59895
10	458,288,651	9.79145	51	206,965,302	11.35487	92	94,313,740	10.25643	133	42,481,033	10.25707
11	451,454,774	9.49507	52	203,056,826	10.25602	93	92,511,490	10.25644	134	41,654,582	10.25709
12	444,724,179	9.83133	53	199,221,260	10.59789	94	90,743,055	10.59834	135	40,843,770	10.96450
13	437,943,129	9.53296	54	195,457,252	10.25603	95	89,007,806	10.25647	136	40,048,307	10.25713
14	431,266,247	9.55139	55	191,763,476	10.59791	96	87,305,127	10.59836	137	39,267,905	10.59906
15	424,691,810	10.59480	56	188,138,629	10.25605	97	85,634,411	10.25649	138	38,502,284	10.25717
16	418,218,125	9.58728	57	184,581,434	10.25606	98	83,995,064	10.25651	139	37,751,167	10.59910
17	411,843,528	9.92490	58	181,090,635	10.59794	99	82,386,503	11.35543	140	37,014,282	10.25721
18	405,566,383	9.62190	59	177,665,001	10.25608	100	80,808,154	10.25653	141	36,291,365	10.25723
19	399,316,080	9.95992	60	174,303,323	10.59796	101	79,259,456	10.59843	142	35,582,154	10.59916
20	393,022,399	9.65484	61	171,004,416	10.25610	102	77,739,857	10.25656	143	34,886,393	10.25728
21	386,363,370	9.67000	62	167,767,115	10.25611	103	76,248,815	10.59846	144	34,203,831	10.59921
22	379,700,782	10.00561	63	164,590,276	11.35498	104	74,785,800	10.25659	145	33,534,220	10.25732
23	372,804,965	9.69496	64	161,472,779	10.25612	105	73,350,289	10.25660	146	32,877,319	10.25734
24	365,017,499	10.02891	65	158,413,523	10.59800	106	71,941,771	10.59850	147	32,232,890	11.35637
25	357,375,317	9.71585	66	155,411,426	10.25614	107	70,559,743	10.25663	148	31,600,699	10.25739
26	349,875,735	9.72613	67	152,465,428	10.59802	108	69,203,712	10.59853	149	30,980,519	10.59933
27	342,516,116	10.77939	68	149,574,489	10.25616	109	67,873,194	10.25666	150	30,372,123	10.25744
28	335,293,872	9.74615	69	146,737,586	10.25617	110	66,567,714	10.25668	151	29,775,291	10.59938
29	328,206,464	10.08109	70	143,953,716	10.59805	111	65,286,805	11.35562	152	29,189,808	10.25748
30	321,251,398	9.76548	71	141,221,896	10.25619	112	64,030,010	10.25671	153	28,615,461	10.25751
31	314,426,229	10.10073	72	138,541,158	10.59808	113	62,796,881	10.59861	154	28,052,041	10.59945
32	307,728,554	9.78415	73	135,910,556	10.25621	114	61,586,975	10.25674	155	27,499,343	10.25756
33	301,156,017	9.79325	74	133,329,157	10.25622	115	60,399,861	10.59865	156	26,957,167	10.59950
34	294,706,305	10.12893	75	130,796,050	11.35512	116	59,235,114	10.25677	157	26,425,316	10.25761
35	288,377,146	9.81097	76	128,310,336	10.25624	117	58,092,317	10.25679	158	25,903,597	10.25763
36	282,166,311	10.14693	77	125,871,136	10.59813	118	56,971,061	10.59870	159	25,391,819	11.35670
37	276,071,614	9.82820	78	123,477,587	10.25627	119	55,870,944	10.25682	160	24,889,796	10.25769
38	270,090,908	9.83466	79	121,128,839	10.59815	120	54,791,573	10.59873	161	24,397,346	10.59964
39	264,222,084	10.51969	80	118,824,063	10.25629	121	53,732,561	10.25685
40	258,463,075	9.84721	81	116,562,440	10.25630	122	52,693,528	10.25687
41	252,811,850	10.18176	82	114,343,169	10.59819	123	51,674,102	11.35584

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed to the Certificates in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X-2 Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X-2 Certificates);

2)

Concurrently to the Senior Certificates:

(i)

First, to the Class R Certificate, second, to the Class 1A-1A Certificates, and third, to the group 1 principal-only component of the Class X-2 Certificates, sequentially, in that order, from the Group 1 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

(ii)

First, on a pro rata basis to the Class 2A-1A, Class 2A-1B Certificates and, second to the group 2 principal-only component of the Class X-2 Certificates, sequentially, in that order, from the Group 2 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

3)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

4)

Class B-1 Certificates, principal allocable to such Class;

5)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

6)

Class B-2 Certificates, principal allocable to such Class;

7)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

8)

Class B-3 Certificates, principal allocable to such Class;

9)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

10)

Class B-1, Class B-2 and Class B-3 Certificates, in order of seniority, the Carryover Shortfall Amount for such class, to the extent of interest distributable to the Class X-2 Certificates remaining after distributions pursuant to 3) above;

11)

Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Yield Tables (%)*

Class 2A-1A to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.28	5.09	3.83	2.43	1.70
MDUR (yr)	6.18	4.51	3.48	2.27	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	264	195	150	97	69

Class 2A-1A to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.47	5.29	4.00	2.55	1.77
MDUR (yr)	6.29	4.63	3.59	2.36	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class 2A-1B to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.28	5.09	3.83	2.43	1.70
MDUR (yr)	6.16	4.49	3.47	2.27	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	264	195	150	97	69

Class 2A-1B to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.47	5.29	4.00	2.55	1.77
MDUR (yr)	6.26	4.61	3.58	2.36	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

*Includes the effects of assumed negative amortization

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 2A-1A and 2A-1B Certificates will be equal to approximately [11.00]% for the second Distribution Date and thereafter until the first possible Optional Call Date.

(1)

Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,054,340,399	$37,500	$2,500,000
Average Scheduled Principal Balance	$317,190
Number of Mortgage Loans	3,324

Weighted Average Gross Coupon	3.804%	1.000%	5.945%
Weighted Average FICO Score	701	620	821
Weighted Average Combined Original LTV	71.82%	11.90%	90.00%

Weighted Average Original Term	389 months	180 months	480 months
Weighted Average Stated Remaining Term	389 months	179 months	480 months
Weighted Average Seasoning	1 months	0 months	5 months

Weighted Average Gross Margin	3.432%	2.200%	4.400%
Weighted Average Minimum Interest Rate	3.432%	2.200%	4.400%
Weighted Average Maximum Interest Rate	10.994%	9.950%	11.950%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	2 months

Maturity Date		Nov 1 2019	Dec 1 2044
Maximum Zip Code Concentration	0.62%	91913

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	37,500.00	0.00%	1.000	360	75.00	771
50,000.01 - 100,000.00	60	4,990,373.09	0.47%	4.024	368	56.35	699
100,000.01 - 150,000.00	257	33,499,967.72	3.18%	4.163	372	62.83	711
150,000.01 - 200,000.00	455	81,382,225.65	7.72%	4.006	378	66.59	703
200,000.01 - 250,000.00	456	103,340,011.74	9.80%	3.937	378	68.47	699
250,000.01 - 300,000.00	504	139,069,572.29	13.19%	3.823	387	70.49	703
300,000.01 - 350,000.00	466	151,501,795.11	14.37%	3.859	387	72.97	700
350,000.01 - 400,000.00	370	139,413,718.77	13.22%	3.670	390	74.10	701
400,000.01 - 450,000.00	247	105,374,243.36	9.99%	3.689	388	76.13	698
450,000.01 - 500,000.00	174	82,848,194.87	7.86%	3.637	399	76.31	701
500,000.01 - 550,000.00	114	59,773,997.20	5.67%	3.736	392	75.61	699
550,000.01 - 600,000.00	74	42,689,857.21	4.05%	3.897	390	74.31	695
600,000.01 - 650,000.00	51	32,193,881.62	3.05%	3.261	411	74.88	707
650,000.01 - 700,000.00	36	24,580,318.52	2.33%	3.590	389	73.73	690
700,000.01 - 750,000.00	16	11,616,000.00	1.10%	4.083	441	69.80	711
750,000.01 - 800,000.00	11	8,656,184.58	0.82%	3.463	414	65.55	701
800,000.01 - 850,000.00	3	2,490,197.18	0.24%	4.593	359	60.15	697
850,000.01 - 900,000.00	3	2,632,000.00	0.25%	3.978	359	68.29	700
900,000.01 - 950,000.00	10	9,243,075.61	0.88%	4.709	371	66.68	683
950,000.01 - 1,000,000.00	7	6,938,785.15	0.66%	4.518	393	59.38	694
1,000,000.01+	9	12,068,499.42	1.14%	3.556	442	54.30	710
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	904	295,887,606.32	28.06%	1.044	389	71.36	703
1.500 - 1.999	23	6,004,178.42	0.57%	1.550	480	63.97	713
2.000 - 2.499	98	31,968,029.22	3.03%	2.045	408	84.41	703
3.500 - 3.999	13	4,319,926.97	0.41%	3.968	418	74.09	744
4.000 - 4.499	281	100,167,734.15	9.50%	4.341	383	73.23	719
4.500 - 4.999	602	198,551,844.22	18.83%	4.800	387	70.60	702
5.000 - 5.499	1,280	385,062,665.20	36.52%	5.293	386	71.82	694
5.500 - 5.999	123	32,378,414.59	3.07%	5.681	405	67.76	685
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	57	18,695,797.51	1.77%	3.996	380	72.22	622
625-649	442	137,651,147.29	13.06%	4.115	387	73.63	638
650-674	626	204,332,529.62	19.38%	3.781	384	72.51	663
675-699	590	188,424,613.17	17.87%	3.890	387	72.78	687
700+	1,609	505,236,311.50	47.92%	3.689	392	70.67	741
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	284	60,553,875.78	5.74%	3.864	383	40.44	722
50.00- 54.99	119	33,497,494.32	3.18%	4.002	393	52.40	722
55.00- 59.99	168	49,040,265.90	4.65%	3.985	385	57.72	707
60.00- 64.99	264	81,036,826.30	7.69%	3.936	380	62.37	702
65.00- 69.99	301	97,443,896.89	9.24%	4.020	386	67.47	696
70.00- 74.99	515	174,305,026.77	16.53%	3.781	384	72.45	697
75.00- 79.99	790	265,281,837.34	25.16%	3.741	390	76.41	694
80.00	599	209,265,417.23	19.85%	3.587	395	80.00	707
80.01- 84.99	35	9,985,830.42	0.95%	4.089	400	83.43	692
85.00- 89.99	130	40,626,216.92	3.85%	4.192	394	88.36	686
90.00- 94.99	119	33,303,711.22	3.16%	3.702	398	90.00	694
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	2	347,500.00	0.03%	4.183	179	50.11	687
240	2	323,000.00	0.03%	5.058	239	68.90	662
360	2,600	793,815,691.96	75.29%	3.824	359	71.43	699
480	720	259,854,207.13	24.65%	3.742	479	73.04	707
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	2	347,500.00	0.03%	4.183	179	50.11	687
181-240	2	323,000.00	0.03%	5.058	239	68.90	662
301-360	2,600	793,815,691.96	75.29%	3.824	359	71.43	699
361+	720	259,854,207.13	24.65%	3.742	479	73.04	707
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	485	137,549,276.00	13.05%	3.724	396	68.24	710
20.01 -25.00	852	272,239,615.00	25.82%	3.856	394	70.79	703
25.01 -30.00	1,169	383,375,697.29	36.36%	3.777	387	72.51	700
30.01 -35.00	637	206,895,742.00	19.62%	3.838	381	74.06	694
35.01 -40.00	157	47,688,707.88	4.52%	3.791	381	72.90	691
40.01 -45.00	15	3,789,545.45	0.36%	4.237	399	69.08	708
45.01 -50.00	1	95,000.00	0.01%	1.450	360	67.86	707
50.01 -55.00	2	659,240.00	0.06%	5.126	359	75.84	683
55.01 -60.00	1	120,000.00	0.01%	5.295	359	75.00	702
60.01+	2	573,575.47	0.05%	4.742	439	81.68	674
None	3	1,354,000.00	0.13%	1.924	480	66.27	729
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	192	68,931,234.50	6.54%	3.112	399	71.97	705
Prepay Penalty: 12 months	505	182,576,777.39	17.32%	3.333	392	72.39	705
Prepay Penalty: 24 months	12	4,287,700.99	0.41%	3.837	376	76.19	715
Prepay Penalty: 36 months	2,615	798,544,686.21	75.74%	3.971	387	71.65	699
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	208	61,435,308.70	5.83%	3.999	393	73.35	709
Express Documentation	501	131,221,942.88	12.45%	3.969	383	67.57	727
Full Documentation	157	49,142,963.80	4.66%	3.486	395	74.00	703
Lite Documentation	2,458	812,540,183.71	77.07%	3.782	389	72.26	696
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	2,154	666,645,826.23	63.23%	3.836	385	68.88	698
Purchase	521	194,280,054.76	18.43%	3.704	401	78.99	714
Rate/Term Refinance	649	193,414,518.10	18.34%	3.794	388	74.75	697
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	345	93,424,549.08	8.86%	3.850	393	72.83	702
PUD	423	153,636,692.88	14.57%	3.711	391	73.01	702
Single Family	2,556	807,279,157.13	76.57%	3.816	388	71.48	700
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	233	54,347,718.64	5.15%	4.195	390	63.45	715
Primary	3,075	996,306,462.12	94.50%	3.783	389	72.29	700
Second Home	16	3,686,218.33	0.35%	3.566	404	68.90	718
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	156	32,757,507.89	3.11%	3.831	381	77.92	710
California	2,846	944,095,184.20	89.54%	3.815	391	71.49	701
Colorado	15	3,476,923.20	0.33%	4.312	359	74.71	696
Connecticut	6	977,373.40	0.09%	3.909	400	76.67	688
Illinois	43	9,352,677.98	0.89%	3.582	372	77.14	697
Indiana	2	375,750.00	0.04%	3.267	359	76.76	653
Massachusetts	39	10,153,210.00	0.96%	3.268	364	68.30	699
Minnesota	3	879,500.00	0.08%	1.000	360	72.27	730
Missouri	1	140,000.00	0.01%	5.045	359	80.00	655
Nevada	15	4,049,380.00	0.38%	4.124	380	72.80	698
New Jersey	61	16,002,892.38	1.52%	3.338	358	73.22	690
New York	24	8,493,504.23	0.81%	3.484	384	70.46	702
Oregon	23	5,863,071.31	0.56%	4.616	373	74.60	711
Pennsylvania	4	754,738.24	0.07%	3.019	359	73.42	669
Rhode Island	22	4,664,036.92	0.44%	3.633	370	74.57	709
Virginia	8	1,216,772.00	0.12%	2.742	359	69.28	688
Washington	56	11,087,877.34	1.05%	4.105	370	75.52	699
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	28	10,547,420.30	1.00%	2.809	414	72.84	742
2.500 - 2.999	498	183,635,455.86	17.42%	3.179	385	73.37	711
3.000 - 3.499	884	282,517,454.43	26.80%	3.875	388	70.46	705
3.500 - 3.999	1,804	550,217,771.74	52.19%	3.949	390	72.37	694
4.000 - 4.499	110	27,422,296.76	2.60%	4.726	394	64.09	699
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	28	10,547,420.30	1.00%	2.809	414	72.84	742
2.500 - 2.999	498	183,635,455.86	17.42%	3.179	385	73.37	711
3.000 - 3.499	884	282,517,454.43	26.80%	3.875	388	70.46	705
3.500 - 3.999	1,804	550,217,771.74	52.19%	3.949	390	72.37	694
4.000 - 4.499	110	27,422,296.76	2.60%	4.726	394	64.09	699
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	8	2,928,525.55	0.28%	5.062	357	75.25	665
10.000 -10.499	7	1,450,061.84	0.14%	4.991	405	65.42	714
10.500 -10.999	2,416	750,965,065.41	71.23%	3.789	359	71.88	698
11.000 -11.499	838	284,522,428.65	26.99%	3.829	463	71.92	707
11.500 -11.999	55	14,474,317.64	1.37%	3.711	476	66.88	719
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
01/01/05	2,297	720,093,060.80	68.30%	5.034	387	71.51	700
02/01/05	1,027	334,247,338.29	31.70%	1.154	392	72.48	703
Total	3,324	1,054,340,399.09	100.00%	3.804	389	71.82	701

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group II Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$570,928,741	$189,395	$2,500,000
Average Scheduled Principal Balance	$466,064
Number of Mortgage Loans	1,225

Weighted Average Gross Coupon	3.703%	1.000%	5.945%
Weighted Average FICO Score	700	620	811
Weighted Average Combined Original LTV	73.90%	24.62%	90.00%

Weighted Average Original Term	394 months	360 months	480 months
Weighted Average Stated Remaining Term	394 months	355 months	480 months
Weighted Average Seasoning	1 months	0 months	5 months

Weighted Average Gross Margin	3.378%	2.300%	4.350%
Weighted Average Minimum Interest Rate	3.378%	2.300%	4.350%
Weighted Average Maximum Interest Rate	10.983%	9.950%	11.950%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	2 months

Maturity Date		Jul 1 2034	Dec 1 2044
Maximum Zip Code Concentration	0.99%	91913

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
150,000.01 - 200,000.00	1	189,395.47	0.03%	5.445	358	65.00	674
300,000.01 - 350,000.00	146	49,985,915.19	8.76%	3.720	386	72.80	705
350,000.01 - 400,000.00	345	130,061,272.95	22.78%	3.726	390	74.31	702
400,000.01 - 450,000.00	238	101,589,968.14	17.79%	3.639	389	76.15	698
450,000.01 - 500,000.00	168	80,016,942.38	14.02%	3.637	399	76.46	701
500,000.01 - 550,000.00	110	57,718,447.20	10.11%	3.714	390	75.45	698
550,000.01 - 600,000.00	71	40,947,857.21	7.17%	3.843	390	74.56	694
600,000.01 - 650,000.00	51	32,193,881.62	5.64%	3.261	411	74.88	707
650,000.01 - 700,000.00	36	24,580,318.52	4.31%	3.590	389	73.73	690
700,000.01 - 750,000.00	16	11,616,000.00	2.03%	4.083	441	69.80	711
750,000.01 - 800,000.00	11	8,656,184.58	1.52%	3.463	414	65.55	701
800,000.01 - 850,000.00	3	2,490,197.18	0.44%	4.593	359	60.15	697
850,000.01 - 900,000.00	3	2,632,000.00	0.46%	3.978	359	68.29	700
900,000.01 - 950,000.00	10	9,243,075.61	1.62%	4.709	371	66.68	683
950,000.01 - 1,000,000.00	7	6,938,785.15	1.22%	4.518	393	59.38	694
1,000,000.01+	9	12,068,499.42	2.11%	3.556	442	54.30	710
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	369	171,097,419.43	29.97%	1.038	394	73.65	704
1.500 - 1.999	4	1,474,326.12	0.26%	1.550	480	63.36	708
2.000 - 2.499	37	17,165,989.00	3.01%	2.048	411	80.67	708
3.500 - 3.999	7	3,101,926.97	0.54%	3.983	432	79.03	744
4.000 - 4.499	136	64,090,410.59	11.23%	4.342	382	75.34	715
4.500 - 4.999	230	112,892,967.85	19.77%	4.779	392	71.96	698
5.000 - 5.499	423	192,592,067.78	33.73%	5.303	393	74.15	692
5.500 - 5.999	19	8,513,632.88	1.49%	5.621	439	74.54	689
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	19	9,135,637.13	1.60%	3.919	386	72.70	622
625-649	165	74,309,123.14	13.02%	4.058	391	75.34	638
650-674	234	113,043,927.95	19.80%	3.747	385	74.08	663
675-699	218	102,007,857.38	17.87%	3.737	396	74.12	688
700+	589	272,432,195.02	47.72%	3.568	397	73.39	740
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	28	14,000,189.17	2.45%	3.498	401	41.23	714
50.00- 54.99	23	12,195,170.57	2.14%	3.811	409	52.08	727
55.00- 59.99	39	20,385,980.25	3.57%	3.901	397	57.88	710
60.00- 64.99	68	35,981,702.90	6.30%	3.933	390	62.38	700
65.00- 69.99	104	48,783,430.03	8.54%	3.877	390	67.45	695
70.00- 74.99	200	97,129,820.99	17.01%	3.785	387	72.64	698
75.00- 79.99	349	159,989,647.46	28.02%	3.658	393	76.48	696
80.00	309	138,825,009.56	24.32%	3.459	397	80.00	708
80.01- 84.99	9	3,530,265.90	0.62%	3.900	440	83.36	690
85.00- 89.99	58	24,721,607.24	4.33%	4.255	399	88.47	680
90.00- 94.99	38	15,385,916.55	2.69%	3.681	391	90.00	686
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	888	406,932,533.23	71.28%	3.701	359	73.94	698
480	337	163,996,207.39	28.72%	3.710	479	73.80	706
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	888	406,932,533.23	71.28%	3.701	359	73.94	698
361+	337	163,996,207.39	28.72%	3.710	479	73.80	706
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	130	63,048,009.05	11.04%	3.517	407	69.92	710
20.01 -25.00	305	145,218,014.11	25.44%	3.814	402	73.50	703
25.01 -30.00	477	217,665,288.34	38.12%	3.633	392	74.03	700
30.01 -35.00	252	116,458,894.99	20.40%	3.825	382	76.21	693
35.01 -40.00	52	24,654,013.21	4.32%	3.544	380	74.31	690
40.01 -45.00	5	2,122,945.45	0.37%	4.270	398	75.51	722
50.01 -55.00	1	468,000.00	0.08%	5.445	359	80.00	699
60.01+	2	573,575.47	0.10%	4.742	439	81.68	674
None	1	720,000.00	0.13%	1.100	480	60.00	772
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,225	570,928,740.62	100.00%	3.703	394	73.90	700
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	1,225	570,928,740.62	100.00%	3.703	394	73.90	700
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	1,225	570,928,740.62	100.00%	3.703	394	73.90	700
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	88	43,458,149.00	7.61%	2.986	400	73.74	701
Prepay Penalty: 12 months	252	121,277,999.70	21.24%	3.273	392	73.51	702
Prepay Penalty: 24 months	6	2,785,250.00	0.49%	3.905	385	77.06	720
Prepay Penalty: 36 months	879	403,407,341.92	70.66%	3.909	394	74.01	699
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,225	570,928,740.62	100.00%	3.703	394	73.90	700
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	59	28,787,545.91	5.04%	3.836	411	73.72	718
Express Documentation	119	50,165,185.22	8.79%	3.743	392	71.68	731
Full Documentation	56	26,880,725.73	4.71%	3.219	402	74.39	703
Lite Documentation	991	465,095,283.76	81.46%	3.719	392	74.12	695
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	735	339,808,327.89	59.52%	3.748	391	71.42	697
Purchase	273	133,626,608.97	23.41%	3.656	401	78.84	712
Rate/Term Refinance	217	97,493,803.76	17.08%	3.614	392	75.80	695
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	74	32,614,779.37	5.71%	4.156	404	75.34	696
PUD	218	108,103,882.92	18.93%	3.595	394	73.80	700
Single Family	933	430,210,078.33	75.35%	3.696	393	73.82	700
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	23	8,711,311.15	1.53%	3.989	391	64.76	724
Primary	1,200	561,169,429.47	98.29%	3.701	394	74.08	700
Second Home	2	1,048,000.00	0.18%	2.339	434	54.74	768
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	22	10,430,620.00	1.83%	3.550	391	75.71	714
California	1,162	540,344,205.44	94.64%	3.711	395	73.87	700
Colorado	2	870,850.00	0.15%	5.210	359	73.67	699
Illinois	3	1,786,570.00	0.31%	3.167	359	77.50	728
Massachusetts	7	3,158,470.69	0.55%	1.537	360	72.98	710
Minnesota	1	465,000.00	0.08%	1.000	360	71.54	757
Nevada	3	1,542,000.00	0.27%	3.768	389	74.51	689
New Jersey	10	4,486,450.00	0.79%	3.785	359	77.56	686
New York	8	4,173,925.29	0.73%	3.967	399	72.23	722
Oregon	1	904,149.20	0.16%	5.145	359	67.22	732
Rhode Island	1	468,000.00	0.08%	4.595	359	80.00	751
Washington	5	2,298,500.00	0.40%	4.618	359	68.77	695
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	15	7,545,170.30	1.32%	2.808	424	73.92	746
2.500 - 2.999	262	125,223,401.32	21.93%	3.095	384	74.72	709
3.000 - 3.499	308	150,710,346.16	26.40%	3.897	396	72.07	703
3.500 - 3.999	626	281,613,846.72	49.33%	3.885	396	74.65	693
4.000 - 4.499	14	5,835,976.12	1.02%	4.118	416	67.24	714
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	15	7,545,170.30	1.32%	2.808	424	73.92	746
2.500 - 2.999	262	125,223,401.32	21.93%	3.095	384	74.72	709
3.000 - 3.499	308	150,710,346.16	26.40%	3.897	396	72.07	703
3.500 - 3.999	626	281,613,846.72	49.33%	3.885	396	74.65	693
4.000 - 4.499	14	5,835,976.12	1.02%	4.118	416	67.24	714
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	4	2,016,294.68	0.35%	5.142	357	73.86	660
10.500 -10.999	866	398,178,553.52	69.74%	3.681	359	74.08	697
11.000 -11.499	348	168,041,066.30	29.43%	3.746	475	73.55	707
11.500 -11.999	7	2,692,826.12	0.47%	3.277	464	69.02	713
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	1,225	570,928,740.62	100.00%	3.703	394	73.90	700
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	1,225	570,928,740.62	100.00%	3.703	394	73.90	700
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
01/01/05	815	381,191,006.07	66.77%	4.983	393	73.75	698
02/01/05	410	189,737,734.55	33.23%	1.133	396	74.21	704
Total	1,225	570,928,740.62	100.00%	3.703	394	73.90	700